LONG-TERM LOAN	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Notes to Financial Statements
LONG-TERM LOAN

In January, 2009 the Company signed a loan agreement with Mizrahi Tefahot Bank (hereafter- the bank).

According to the agreement the Company will be entitled to receive the following:

a.	A loan (hereafter - the first loan) amounting to $750 thousands, bearing annual interest (quarterly paid) equal to Libor + 4% (as of December 31, 2009 – 0.2531%). The loan is payable in eight quarterly installments during a period of 3 years beginning April 2010.

b.	An additional loan (hereafter - the second loan) amounting to $750 thousands which will be received no later than August 3, 2009 and subject to certain terms. The Company did not meet the specific certain terms and therefore was not able to receive the second loan.

c.	A credit line amounting to $500 thousand for the purpose of financing export shipments. The credit line was not utilized by the Company.

In addition, According to the loan agreement, the Company has an obligation to pay additional $250 thousands in the following events:

a)	Liquidity Event of at least $100 million (as stipulated in the agreement) or

b)	IPO in which the Company's valuation is at least $100 million.

The Company granted to the bank a floating lien of all of its assets and a fixed lien of all its intellectual property and rights of future payments from the company’s clients. The Company also committed to maintain in its bank account a minimum of $250 thousands in order to support an estimated cash burn rate of 3 months of activity based on average monthly cash flow in the preceding 3 months. This amount was recorded in the consolidated balance sheet under "restricted cash". In November 2010 the Company was asked by the bank, pursuant to its loan agreement, to grant a fixed lien to the bank in the amount of $300 thousands that would replace the $250 thousands of restricted cash since the actual cash burn rate was higher than the cash amount maintained in the Company’s bank account. The bank effectuated the transaction in January 2011.

On February 2009 the Company received the first loan and according to the loan agreement issued 234,814 ordinary shares to the bank. Subsequently, the Company has estimated the fair value of the first loan, the second loan, the credit line and the 234,814 ordinary shares issued to the bank using the following assumptions:

1.	Capitalization rate of 25.13% per year calculated by using Altman-Z score model.

2.	Probability of realizing the second loan - 40%

3.	Probability of realizing the credit line - 80%

The relative fair value of each component based on the valuation report is as follows:

1.	The first loan - $540 thousands.

2.	The second loan option - $20 thousands.

3.	The credit line - $59 thousands.

4.	The 234,814 ordinary shares issued to the bank - $290 thousands

The first loan was subsequently measured at amortized cost on the basis of the effective interest method over the loan period.

The second loan option and the credit line have been recorded in the consolidated financial statements in "financial expenses" during 2009.

Direct transaction costs of $41 thousands are recorded as deferred debt issuance costs in the consolidated balance sheet and amortized over the first loan period.

The contractual maturities of the first loan are as follows:

December 31
2010
($ in thousands)
2011	$375
2012	94
$469